UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 19, 2015

CVR PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35120 (Commission File Number)	56-2677689 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 19, 2015, CVR Partners, LP (the "Partnership") issued a press release announcing information regarding its results of operations and financial condition for the quarter and fiscal year ended December 31, 2014 and announcing a cash distribution for the quarter ended December 31, 2014, the text of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being "furnished" and is not deemed "filed" by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated by reference as if fully set forth herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being "furnished" as part of this Current Report on Form 8-K:

99.1    Press release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 19, 2015

CVR Partners, LP
By: CVR GP, LLC, its general partner

By:	/s/ Susan M. Ball
Susan M. Ball,
Chief Financial Officer and Treasurer

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